                                                                     EXHIBIT 4.7

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.

                          WESTERN GAS RESOURCES, INC.

                            1999 STOCK OPTION PLAN

     This Plan is established by Western Gas Resources, Inc., a Delaware corporation, for certain employees of the Corporation who qualify as participants, and shall be known as the Western Gas Resources, Inc. 1999 Stock Option Plan. The Plan provides stock options for employees of the Corporation. It is intended that options granted under the Plan constitute "incentive stock options" within the meaning of (S) 422 of the Code and the Plan and any options granted hereunder shall be construed accordingly.

     1.   Purpose.  The purpose of the Plan is to enable certain of the
          -------
Corporation's employees to participate in the growth and profitability of the Corporation by providing a method whereby such employees may be encouraged to invest in the Corporation's common stock on reasonable terms, to increase incentives to contribute to the Corporation's future success and prosperity, and to allow them to acquire a proprietary interest in the Corporation's business. Further, the availability and offering of stock options under the Plan supports and encourages employees to remain in the employ of the Corporation.

     2.   Definitions.  The terms used herein shall have the following meanings:
          -----------

          (a)  "Board" shall mean the Board of Directors of the Corporation.

          (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "Common Stock" shall mean the $0.10 par value common stock of the Corporation which shall be authorized and unissued stock or treasury stock.

          (d) "Corporation" shall mean Western Gas Resources, Inc., a Delaware corporation, and any subsidiary thereof.

          (e) "Disabled" shall mean an employee of the Corporation found to be unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted, or can be expected to last, for a continuous period of not less than twelve (12) months.

          (f) "Disqualified Employee" shall mean an employee of the Corporation who, either directly or indirectly at the time an option is granted, owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any subsidiary or parent of the Corporation. For purposes of this determination, the employee shall be considered as owning the stock owned, directly or indirectly, by or for his spouse, brothers and sisters (whether by whole or half-blood), ancestors, and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionally by or for a shareholder.

          (g) "Fair Market Value" of stock shall mean the New York Stock Exchange Composite Transactions average closing price for the Common Stock reflected in The Wall Street Journal or another publication selected by the Board for the ten (10) days preceding the day the Option is granted to each eligible employee. If Shares of Common Stock have not been traded on the New York Stock Exchange for more than 10 days immediately preceding the granting of an Option, or if deemed appropriate by the Board for any other reason, the fair market value of shares of Common Stock shall be as determined by the Board in such other manner as it may deem appropriate.

          (h) "Incentive Stock Option" shall mean any option which is intended to meet and comply with the term "incentive stock option" as set forth in (S)422 of the Code.

          (i) "Option" shall mean an incentive stock option granted by the Corporation under this Plan.

          (j) "Optionee" shall mean an eligible employee of the Corporation who has been granted an Option under this Plan.

          (k) "Plan" shall mean the 1999 Stock Option Plan set forth in and by this document and all subsequent amendments thereto.

          (l) "Regulations" or "Regs." shall mean the Treasury Regulations promulgated under the Code.

          (m) "Stock Option Agreement" shall mean an agreement between an Optionee and the Corporation which evidences the Optionee's right to acquire Common Stock under the Plan and which contains terms and conditions consistent with this Plan as approved by the Board.

     3.   Eligibility.  Employees of the Corporation who have been employed by
          -----------
the Corporation for at least one (1) year shall be eligible for selection to participate in the Plan as determined from time to time by the Board. No Option shall be granted to a Disqualified Employee.

     4.   Administration of Plan.
          ----------------------

          (a) The Board of Directors of the Corporation shall administer the Plan. The Board shall have the authority to: (i) construe and interpret the Plan; (ii) define the terms used herein; (iii) determine the duration and purpose of leaves of absence which may be granted to Optionees without constituting a termination of their employment for the purposes of the Plan;
(iv) make all other determinations necessary or advisable for the administration of the Plan; and (v) appoint a Committee to administer the Plan and to delegate to that Committee all of the authority to administer the Plan in accordance with the provisions of this Agreement. The determination of the Board in the matters referred to in this paragraph shall be conclusive.

          (b) The Board shall have power, subject to the limitations contained herein, to fix the price, terms, and conditions for the grant or exercise of any Option under the Plan.

          (c) The Board may at any time cancel any unexercised stock options awarded under the Plan, whether or not vested, if an Optionee engages in conduct which the Board determines to be detrimental to the best interests of the Corporation.

          (d) The Board may at any time and from time to time amend, suspend, or terminate the Plan and may amend the form of the Stock Option Agreement, in such respects as it shall deem advisable; provided that such modification shall not change: (1) the maximum number of shares for which Options may be granted;
(2) the Option price; (3) the period during which Options may be granted or exercised; (4) the provisions relating to the class of persons eligible to receive Options granted under the Plan; or (5) the provisions relating to adjustments to be made upon changes in capitalization of the Corporation. Such modification in the Plan shall not, without the consent of an Optionee, affect such Optionee's rights under an Option previously granted to him.

          (e) If the provisions of the Code or Regulations relating to Incentive Stock Options are changed during the term of the Plan, the Board shall have the power to alter the Plan to conform to such changes. The Board shall have such authority without the necessity of obtaining further stockholder approval unless such changes in the Code or Regulations require such approval.

     5.   Participants and Allotments.  The Board may, from time to time, select
          ---------------------------
Optionees from the eligible class of employees and determine the terms and provisions of the respective Stock Option Agreements (which need not be identical), the times at which such Options shall be granted, and the number of shares subject to each Option.

     6.   Shares Subject to Plan.  The maximum number of shares from which
          ----------------------
Options may be granted under the Plan are Seven Hundred Fifty Thousand (750,000) shares of the Corporation's authorized and unissued Common Stock. If any Option granted under the Plan shall terminate or expire prior to exercise, in whole or in part, the shares so released from the Option may be made the subject of additional options granted under the Plan. The Corporation shall reserve and keep available such number of shares of stock as will satisfy the requirements of all outstanding options and grants under this Plan.

     7.   Option Price.  The purchase price of the stock under each Option shall
          ------------
be the Fair Market Value of the stock subject to the Option at the time the Option is granted.

     8.   Conditions for Exercise of Option.
          ---------------------------------

          (a) Notwithstanding anything to the contrary, no Option or portion thereof granted under this Plan may be exercised after the earlier of (1) five
(5) years from the date the Optionee has the right to exercise such Option or portion thereof as provided in Paragraph 8(b), below; or (2) ten (10) years from the date the Option is granted.

          (b) Except as expressly provided in Section 8(e) below, an Optionee shall become entitled to exercise that portion of the Option to purchase the percentage of the Common

Stock subject to the Option in accordance with one of the following vesting schedules which will be set forth in the Optionee's Stock Option Agreement:

     Five-Year Vesting Schedule:
     --------------------------

               (1) Commencing one year from the date of the grant, the Optionee shall have the right to exercise twenty percent (20%) of the Option and to purchase twenty percent (20%) of the Common Stock subject to the Option.

               (2) Commencing two years from the date of the grant, the Optionee shall have the right to exercise an additional twenty percent (20%) of the Option and to purchase an additional twenty percent (20%) of the Common Stock subject to the Option.

               (3) Commencing three years from the date of the grant, the Optionee shall have the right to exercise an additional twenty percent (20%) of the Option and to purchase an additional twenty percent (20%) of the Common Stock subject to the Option.

               (4) Commencing four years from the date of the grant, the Optionee shall have the right to exercise an additional twenty percent (20%) of the Option and to purchase an additional twenty percent (20%) of the Common Stock subject to the Option.

               (5) Commencing five years from the date of the grant, the Optionee shall have the right to exercise an additional twenty percent (20%) of the Option and to purchase an additional twenty percent (20%) of the Common Stock subject to the Option.

     Four-Year Vesting Schedule:
     --------------------------

               (1) Commencing one year from the date of the grant, the Optionee shall have the right to exercise twenty-five percent (25%) of the Option and to purchase twenty-five percent (25%) of the Common Stock subject to the Option.

               (2) Commencing two years from the date of the grant, the Optionee shall have the right to exercise an additional twenty-five percent (25%) of the Option and to purchase an additional twenty-five percent (25%) of the Common Stock subject to the Option.

               (3) Commencing three years from the date of the grant, the Optionee shall have the right to exercise an additional twenty-five percent (25%) of the Option and to purchase an additional twenty-five percent (25%) of the Common Stock subject to the Option.

               (4) Commencing four years from the date of the grant, the Optionee shall have the right to exercise an additional twenty-five percent (25%) of the Option and to purchase an additional twenty-five percent (25%) of the Common Stock subject to the Option.

     Three-Year Vesting Schedule:
     ---------------------------

               (1) Commencing one year from the date of the grant, the Optionee shall have the right to exercise thirty-three and one-third percent (33 1/3%) of the Option and to purchase thirty-three and one-third percent (33 1/3%) of the Common Stock subject to the Option.

               (2) Commencing two years from the date of the grant, the Optionee shall have the right to exercise an additional thirty-three and one-third percent (33 1/3%) of the Option and to purchase an additional thirty-three and one-third percent (33 1/3%) of the Common Stock subject to the Option.

               (3) Commencing three years from the date of the grant, the Optionee shall have the right to exercise an additional thirty-three and one-third percent (33 1/3%) of the Option and to purchase an additional thirty-three and one-third percent (33 1/3%) of the Common Stock subject to the Option.

The Optionee's right to purchase the Common Stock subject to the Option, shall be cumulative, so that as of the end of the vesting period, the Optionee shall be entitled to exercise one hundred percent (100%) of the Option and to purchase all of the Common Stock covered by the Option, subject to all of the provisions of this Plan.

          (c) Except as provided in Sections 8(d) and (e), an Optionee may exercise an Option only if, at the time such Option is exercised, such Optionee is an employee of and has continuously since the grant of the Option been an employee of the Corporation.

          (d) If an Optionee's employment with the Corporation is terminated for any reason other than (i) his or her death or disability or (ii) his or her discharge for dishonesty or commission of a crime, the Optionee may, within sixty (60) days thereafter and subject to the provisions of Sections 8(a), (b) and (c), exercise the Option or portion thereof to the extent it was exercisable as of the date of termination of his or her employment. All unexercised Options, or portions thereof, shall terminate, be forfeited, and shall lapse upon expiration of said sixty (60) day period, or immediately if the Optionee's employment is terminated for any of the reasons set forth in (ii) above.

          (e) If an Optionee dies or becomes Disabled while employed by the Corporation, all of the Options granted to such employee shall become one hundred percent (100%) exercisable, without regard to the provisions of Section 8(b), above. In such event, the Options may be exercised by the Disabled employee, or the person or persons to whom the deceased employee's rights under the Option shall pass by will, or by the applicable laws of descent and distribution; provided, however, that no such Option may be exercised after one hundred eighty days (180) days from such employee's date of death, or termination of employment as a result of Disability, whichever is applicable. Upon expiration of said period, all unexercised Options, or portions thereof, shall terminate, be forfeited, and shall lapse.

     9.   Method of Exercise.
          ------------------

          (a) To exercise an Option, the Optionee, or his or her successors, shall give written notice to the Corporation's Treasurer at the Corporation's principal office accompanied by full payment of the Common Stock being purchased and a written statement that the shares are purchased for investment and not with a view to distribution. However, this statement shall not be required in the event the Common Stock subject to the Option is registered with the Securities and Exchange Commission. If the Option is exercised by the successor of the Optionee, following his or her death, proof shall be submitted, satisfactory to the Board, of the right of the successor to exercise the Option.

          (b) Common Stock issued pursuant to this Plan which has not been registered with the Securities and Exchange Commission shall bear the following legend:

     "The securities represented by this Stock Certificate have not been registered under the Securities act of 1933 (the "Act") or applicable state securities laws (the "State Acts"), and shall not be sold, pledged, hypothecated, donated or otherwise transferred (whether or not for consideration) by the holder, except upon the issuance to the Corporation of a favorable opinion of its counsel and submission to the Corporation of such other evidence as may be satisfactory to the Corporation to the effect that any such transfer shall not be in violation of the Act and the State Acts."

          (c) The Corporation shall not be required to transfer and deliver any stock certificate or certificates for shares purchased upon exercise of said Options until after compliance with all then applicable requirements of law. In no event shall the Corporation be required to issue fractional shares to the Optionee.

          (d) If the Corporation shall be advised by counsel that shares of stock deliverable upon exercise of an Option are required to be registered under the Securities Act of 1933, or that the consent of any other authority is required for the issuance of same, the Corporation may effect registration or obtain consent, and delivery of shares by the Corporation may be deferred until registration is effected or consent obtained.

     10. The following is a brief summary of the principal United States federal income tax consequences under current federal income tax laws relating to the Options. This summary is not intended to be exhaustive and does not describe, among other things, state, local or foreign income and other tax consequences. As indicated above, it is suggested that you consult your tax and/or financial advisor before deciding to exercise any Option.

     Options granted pursuant to the 1999 Plan are entitled to special tax treatment under Section 421 of the Internal Revenue Code of 1986 as amended. In general, you will not recognize income for federal income tax purposes upon the grant or the exercise of an Option. In certain circumstances, however, the exercise of an Option may constitute taxable income to you for purposes of the alternative minimum tax. In addition, to the extent that the fair market value of the shares of Common Stock underlying the Option exceeds $100,000 in the calendar year in which that portion of the Option first becomes exercisable, you shall not be able to treat such excess as an incentive stock option.

     If you hold the Common Stock you receive upon exercise of you Option for least one year after the exercise and two years after the grant of the Option, you will recognize, upon the sale of such shares, a capital gain or loss equal to the difference between the amount realized on such sale and the exercise price.

     If the shares are not held for the required periods, you will recognize upon your sale of Common Stock: (i) compensation in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price; and (ii) capital gains to the extent that the proceeds you receive in the sale exceed your basis in such shares; provided however that
                                                          -------- -------
in the event that the sale price does not exceed the fair market value of the shares on the date of exercise, then you will recognize compensation upon your sale of Common Stock in an amount equal to the difference between the sale proceeds and the exercise price. The Corporation is obligated to report such income on your Form W-2 as "other compensation" (or if you are no longer an employee and the amount of the gain exceeds Six hundred Dollars, on a Form
1099).

     11.  Rights To Terminate Employment.  Nothing in this Plan or in any Stock
          ------------------------------
Option Agreement shall confer upon any participant the right to continue in the employment of the Corporation or affect any right which the Corporation may have to terminate the employment of such participant.

     12.  Amendments and Termination.  The Board of Directors may amend,
          --------------------------
suspend, discontinue or terminate the Plan, but no such action may, without the consent of the Optionee, alter or impair his or her Option, except as provided in Paragraph 8.

     13.  Rights As Stockholders.  No stock shall be issued until full payment
          ----------------------
for such stock has been made. The Optionee shall have no rights as a stockholder with respect to optioned shares until the date of the issuance of the stock certificate to him or her for such shares. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other properties) or distributions or other rights for which the record date is prior to the date such certificate is issued.

     14.  Adjustments of and Change In Stock.  No adjustment shall be made to
          ----------------------------------
the number of shares of Common Stock for which options are granted by the Plan or the exercise price thereof as a result of any change in the number of issued and outstanding shares of Common Stock. Provided, however, the number of shares of Common Stock covered by outstanding Options, as well as the exercise price, shall be adjusted proportionately for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock split, the payment of a stock dividend with respect to the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. In addition, in the event of a dissolution or liquidation of the Corporation, a merger of the Corporation, or sale of all or substantially all of the assets of the Corporation, the Corporation shall take such action as may be necessary to enable the Optionee to receive, in lieu of shares of Common Stock, securities or other assets that were issued or payable upon such event in receipt of or in exchange for such shares of Common Stock.

     15.  Stock Option Agreement.  The granting of an Option under this
          ----------------------
Agreement occurs only by a written Stock Option Agreement, effective on the date set forth therein, substantially in the form attached hereto and marked Exhibit 1, executed by and on behalf of the Corporation and the employee to whom the Option is granted, and such executed Agreement is delivered to the Corporation.

     16.  Nonassignability.  No Option granted under this Plan shall be
          ----------------
assignable or transferable in any manner voluntarily, involuntarily, or by operation of law, except by will or by the laws of descent and distribution. During the life of such recipient, an Option shall be exercisable only by such person or by such person's guardian or legal representative.

     17.  Period of Plan.  No Options shall be granted on or after May 21,
          --------------
2009. The Plan shall terminate on the later of (1) May 21, 2009; (2) the date on which all Options granted under the Plan have expired; or (3) the date on which all Options granted under the Plan have been exercised in full.

                              ADOPTED BY THE BOARD OF DIRECTORS OF WESTERN GAS RESOURCES, INC.


May 21, 1999                  By: /s/ Brion G. Wise
------------                     _______________________________________
Date                                     Brion G. Wise
                                         Chairman of the Board of Directors

ATTEST:


_______________________________

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.


                          WESTERN GAS RESOURCES, INC.
                        1999 STOCK OPTION PLAN AGREEMENT
                         (Three Year Vesting Schedule)



     THIS AGREEMENT, made effective the ______ day of _______, 1999, by and between Western Gas Resources, Inc. (hereinafter called the Company"), a Delaware corporation, and ____________, an employee of the Company (hereinafter called the "Optionee"),

                                   RECITALS:

A. The Optionee is eligible as an employee of the Company to participate in the Western Gas Resources, Inc. 1999 Stock Option Plan (the "Plan").

B. The Board of Directors of the Company considers it desirable and in the Company's best interests that the Optionee be given an opportunity to purchase shares of its Common Stock in furtherance of the Plan to provide incentive for the Optionee to remain in the employ of the Company and to promote the success of the Company.

     NOW, THEREFORE, in consideration of the premises, it is agreed as follows:

     1.  Grant of Option. The Company hereby grants to the Optionee the right,
         ---------------
privilege and option to purchase ________ shares of Common Stock of the Company,
at a purchase price of ____________   Dollars and cents ($     ) per share in
the manner and subject to the conditions hereafter provided. Said purchase price is not less than the fair market value of the shares of Common Stock of the Company at the time this option was granted.

     2.  Period of Exercise of Option. This Option may be exercised in whole or
         ----------------------------
in part, or in installments, from time to time, with respect to the shares covered hereby, in the amounts and at the times specified below. The Option or any portion thereof, once it becomes exercisable as specified below, shall remain exercisable until it shall expire in accordance with the provisions of this Agreement.

     (a) Notwithstanding anything to the contrary, no Option or portion thereof grained under this Agreement may be exercised after the earlier of (i) five years after the date the Optionee has the right to exercise such Option or portion thereof, in accordance with paragraph 2(b), below; or (ii) ten years after the date the Option is granted.

     (b) Options granted under this Agreement may be exercised following the date each such Option or portion thereof becomes vested, pursuant to the following vesting schedule:

          (1) Commencing one year from the date of the grant, the Optionee shall have the right to exercise thirty-three and one-third percent (33-1/3%) of the Option and to purchase thirty-three and one-third percent (33-1/3%) of the Common Stock subject to the Option.

          (2) Commencing two years from the date of the grant, the optionee shall have the right to exercise an additional thirty-three and one-third percent (33-1/3%) of the Option and to purchase an additional thirty-three and one-third percent (33-1/3%) of the Common Stock subject to the Option.

          (3) Commencing three years from the date of the grant, the Optionee shall have the right to exercise an additional thirty-three and one-third percent (33-1/3%) of the Option and to purchase an additional thirty-three and one-third percent (33-1/3%) of the Common

          Stock subject to the Option.

          The optionee's right to purchase Shares subject to the Option shall be cumulative, so that three (3) years from the date of the grant, the Optionee shall be entitled to exercise one hundred percent (100%) of the Option, and to purchase all of the Common Stock subject to the Option, subject to all of the provisions of this Agreement.

     (c) Except as provided in Sections 2(d) and 2(e), an Optionee may exercise an Option only if, at the time such Option is exercised, such Optionee is an employee of, and has continuously since the grant of the Option, been an employee of the Corporation.

     (d)  If an Optionee's employment is terminated for any reason other than
     (i) his or her death or disability; or (ii) his or her discharge for dishonesty or commission of a crime, the Optionee may, within sixty (60) days thereafter, and subject to provisions of Sections 2(a), (b) and (c), exercise the Option to the extent that the Option was exercisable as of the date of termination of his or her employment. All unexercised Options, or portions thereof, shall terminate, be forfeited, and shall lapse upon expiration of said sixty (60) day period, or immediately if the employment of the Optionee is terminated by the Corporation for any of the reasons set forth in (ii), above.

     (e) If an Optionee dies or becomes disabled while he is an employee of the Corporation, or ceases to be employed as a result of disability, all of the Options granted to such employee shall become one hundred percent (100%) exercisable, without regard to the provisions of Section 2(b), above. In such event, the Options may be exercised by the disabled employee, or the person or persons to whom his or her rights under the Option shall pass by will, or by the applicable laws of descent and distribution; provided, however, that no such Option may be exercised after 180 days from such employee' s date of death, or termination of employment as a result of disability, whichever is applicable. Upon expiration of said period, all unexercised Options, or portions thereof, shall terminate, be forfeited, and shall lapse.

3.   Method of Exercise.
     ------------------

     (a) To exercise an Option, the Optionee, or his or her successors, shall give written notice to the Corporation Treasurer at the Corporation's principal office accompanied by full payment of the Common Stock being purchased and a written statement that the shares are purchased for investment and not with a view to distribution. However, this statement shall not be required in the event the Common Stock subject to the Option is registered with the Securities and Exchange Commission. If the Option is exercised by the successor of the Optionee, following his or her death, proof shall be submitted, satisfactory to the Board, of the right of the successor to exercise the Option.

     (b) Common Stock issued pursuant to this Plan which has not been registered with the Securities and Exchange Commission shall bear the following legend:

          "The securities represented by this Stock Certificate have not been registered under the Securities act of 1933 (the "Act") or applicable state securities laws (the "State Acts"), and shall not be sold, pledged, hypothecated, donated or otherwise transferred (whether or not for consideration) by the holder, except upon the issuance to the Corporation of a favorable opinion of its counsel and submission to the Corporation of such other evidence as may be satisfactory to the Corporation to the effect that any such transfer shall not be in violation of the Act and the State Acts."


     (c) The Corporation shall not be required to transfer and deliver any stock certificate or certificates for shares purchased upon exercise of said Options until after compliance with all then applicable requirements of law. In no event shall the Corporation be required to issue fractional shares to the Optionee.

     (d) If the Corporation shall be advised by counsel that shares of stock deliverable upon exercise of an Option are required to be registered under the Securities Act of 1933, or that the consent of any other authority is required for the issuance of same, the Corporation may effect registration or obtain consent and delivery of shares by the Corporation may be deferred until registration is effected or consent obtained.

4.   Treatment as Incentive Stock Options.  It is intended that the Options
     ------------------------------------
granted hereunder constitute "incentive stock options" within the meaning of
(S)422 of the Internal Revenue Code of 1986, as amended, provided, however, that to the extent that the aggregate fair market value of the stock with respect to which Options are exercisable for the first time by Optionee during any calendar year under all of the Company's plans exceeds $100,000, such Options shall be treated as options which are not incentive stock options.

5.   Limitation Upon Transfer.  Except as otherwise provided hereto, the option
     ------------------------
and all rights granted hereunder shall not be transferred by the Optionee, and may not be assigned, pledged, or hypothecated in any way and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer the option, or to assign, pledge, hypothecate or otherwise dispose of such Option or of any rights granted hereunder, contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such option or such rights, such option and such rights shall immediately become null and void.

6.   Adjustments of and Change in Stock.   No adjustment shall be made to the
     ----------------------------------
number of shares of Common Stock for which Options are granted by the Plan or the exercise price thereof as a result of any change in the number of issued and outstanding shares of Common Stock; except that the number of shares of Common Stock covered by outstanding Options, as well as the exercise price, shall be adjusted proportionately for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock split, the payment of a stock dividend with respect to the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. In addition, in the event of a dissolution or liquidation of the Corporation, a merger of the Corporation, sale of all or substantially all of the assets of the Corporation, the Corporation shall take such action as may be necessary to enable the Optionee to receive, in lieu of shares of Common Stock, securities or other assets that were issued or payable upon such event in receipt of or in exchange for such shares of Common Stock.

7.   Rights of Stockholder. Neither the Optionee, his or her legal
     ---------------------
representative, nor other persons entitled to exercise the option shall be or have any rights of a stockholder in the Company in respect of the shares issuable upon exercise of the option granted hereunder, unless and until certificates representing such shares shall have been delivered pursuant to the terms hereof.

8.   Rights of Employees.   Nothing contained in this Agreement shall confer
     -------------------
upon Optionee any right to continued employment by the Company or limit, in any way, the right of the Company or any subsidiary or parent of the Company to terminate an Optionee's employment at any time.

9.   Stock Reserved.  The Company shall at all times during the term of this
     --------------
Agreement reserve and keep available such number of shares of its Common Stock as will be sufficient to satisfy the terms of this Agreement.

10.  Binding Effect.  This Agreement shall be binding upon and inure to the
     --------------
benefit of any successor or successors of the Company.

11.  Incorporation of Plan by Reference.   The Option is granted pursuant to the
     ----------------------------------
terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall, in all respects, be interpreted in accordance with the Plan. The Company shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to an issue arising hereunder or thereunder.

12.  Governing Law.  The validity, construction, interpretation, and effect of
     -------------
tiffs document shall be exclusively governed by and determined in accordance with the laws of the State of Colorado, except to the extent preempted by federal law which shall to the extent govern.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.

ATTEST:                                    WESTERN GAS RESOURCES, INC.

__________________________________         By:__________________________________
                         Secretary                                     President

WITNESS:

__________________________________         _____________________________________
Name Printed:                              Optionee

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.

                          WESTERN GAS RESOURCES, INC.
                       1999 STOCK OPTION PLAN AGREEMENT
                         (Four Year Vesting Schedule)

     THIS AGREEMENT, made effective the ______ day of _______,1999, by and between Western Gas Resources, Inc. (hereinafter called the Company"), a Delaware corporation, and ____________, an employee of the Company (hereinafter called the "Optionee"),

                                   RECITALS:

A. The Optionee is eligible as an employee of the Company to participate in the Western Gas Resources, Inc. 1999 Stock Option Plan (the "Plan").

B. The Board of Directors of the Company considers it desirable and in the Company's best interests that the Optionee be given an opportunity to purchase shares of its Common Stock in furtherance of the Plan to provide incentive for the Optionee to remain in the employ of the Company and to promote the success of the Company.

     NOW, THEREFORE, in consideration of the premises, it is agreed as follows:

     1.   Grant of Option. The Company hereby grants to the Optionee the right,
          ---------------
privilege and option to purchase ________ shares of Common Stock of the Company,
at a purchase price of ____________   Dollars and cents ($     ) per share in
the manner and subject to the conditions hereafter provided. Said purchase price is not less than the fair market value of the shares of Common Stock of the Company at the time this option was granted.

     2.   Period of Exercise of Option. This Option may be exercised in whole or
          ----------------------------
in part, or in installments, from time to time, with respect to the shares covered hereby, in the amounts and at the times specified below. The Option or any portion thereof, once it becomes exercisable as specified below, shall remain exercisable until it shall expire in accordance with the provisions of this Agreement.

     (a) Notwithstanding anything to the contrary, no Option or portion thereof grained under this Agreement may be exercised after the earlier of (i) five years after the date the Optionee has the right to exercise such Option or portion thereof, in accordance with paragraph 2(b), below; or (ii) ten years after the date the Option is granted.

     (b) Options granted under this Agreement may be exercised following the date each such Option or portion thereof becomes vested, pursuant to the following vesting schedule:

          (1) Commencing one year from me date of the grant, the Optionee shall have the right to exercise twenty-five percent (25%) of the Option and to purchase twenty-five percent (25%) of the Common Stock subject to the Option.

          (2) Commencing two years from the date of the grant, the Optionee shall have the right to exercise an additional twenty-five percent (25%) of the Option and to purchase an additional twenty-five percent (25%) of the Common Stock subject to the Option.

          (3) Commencing three years from the date of the grant, the Optionee shall have the right to exercise an additional twenty-five percent (25%) of the Option and to purchase an additional twenty-five percent (25%) of the Common Stock subject to the Option.

          (4) Commencing four years from the date of the grant, the Optionee shall have the right to exercise an additional twenty-five percent (25%) of the Option and to purchase an additional twenty-five percent (25 %) of the Common Stock subject to the Option.

          The Optionee's right to purchase Shares subject to the Option shall be cumulative, so that four (4) years from the date of the grant, the Optionee shall be entitled to exercise one hundred percent (100%) of the Option, and to purchase all of the Common Stock subject to the Option, subject to all of the provisions of this Agreement.

     (c) Except as provided in Sections 2(d) and 2(e), an Optionee may exercise an Option only if, at the time such Option is exercised, such Optionee is an employee of, and has continuously since the grant of the Option, been an employee of the Corporation.

     (d)  If an Optionee's employment is terminated for any reason other than
     (i) his or her death or disability; or (ii) his or her discharge for dishonesty or commission of a crime, the Optionee may, within sixty (60) days thereafter, and subject to provisions of Sections 2(a), (b) and (c), exercise the Option to the extent that the Option was exercisable as of the date of termination of his or her employment. All unexercised Options, or portions thereof, shall terminate, be forfeited, and shall lapse upon expiration of said sixty (60) day period, or immediately if the employment of the Optionee is terminated by the Corporation for any of the reasons set forth in (ii), above.

     (e) If an Optionee dies or becomes disabled while he is an employee of the Corporation, or ceases to be employed as a result of disability, all of the Options granted to such employee shall become one hundred percent (100%) exercisable, without regard to the provisions of Section 2(b), above. In such event, the Options may be exercised by the disabled employee, or the person or persons to whom his or her rights under the Option shall pass by will, or by the applicable laws of descent and distribution; provided, however, that no such Option may be exercised after 180 days from such employee's date of death, or termination of employment as a result of disability, whichever is applicable. Upon expiration of said period, all unexercised Options, or portions thereof, shall terminate, be forfeited, and shall lapse.

     3.   Method of Exercise.
          ------------------

     (a) To exercise an Option, the Optionee, or his or her successors, shall give written notice to the Corporation's Treasurer at the Corporation's principal office accompanied by full payment of the Common Stock being purchased and a written statement that the shares are purchased for investment and not with a view to distribution. However, this statement shall not be required in the event the Common Stock subject to the Option is registered with the Securities and Exchange Commission, if the Option is exercised by the successor of the Optionee, following his or her death, proof shall be submitted, satisfactory to the Board, of the right of the successor to exercise the Option.

     (b) Common Stock issued pursuant to this Plan which has not been registered with the Securities and Exchange Commission shall bear the following legend:

          "The securities represented by this Stock Certificate have not been registered under the Securities act of 1933 (the "Act") or applicable state securities laws (the "State Acts"), and shall not be sold, pledged, hypothecated, donated or otherwise transferred (whether or not for consideration) by the holder, except upon the issuance to the Corporation of a favorable opinion of its counsel and submission to the Corporation of such other evidence as may be satisfactory to the Corporation to the effect that any such transfer shall not be in violation of the Act and the State Acts."

     (c) The Corporation shall not be required to transfer and deliver any stock certificate or certificates for shares purchased upon exercise of said Options until after compliance with all then applicable requirements of law. In no event shall the Corporation be required to issue fractional shares to the Optionee.

     (d) If the Corporation shall be advised by counsel that shares of stock deliverable upon exercise of an Option are required to be registered under the Securities Act of 1933, or that the consent of any other authority is required for the issuance of same, the Corporation may effect registration or obtain consent, and delivery of shares by the Corporation may be deferred until registration is effected or consent obtained.

     4.   Treatment as Incentive Stock Options.   It is intended that the
          -------------------------------------
Options granted hereunder constitute "incentive stock options" within the meaning of (S)422 of the Internal Revenue Code of 1986, as amended, provided, however, that to the extent that the aggregate fair market value of the stock with respect to which Options are exercisable for the first time by Optionee during any calendar year under all of the Company's plans exceeds $100,000, such Options shall be treated as options which are not incentive stock options.

     5.   Limitation Upon Transfer.  Except as otherwise provided hereto, the
          ------------------------
option and all rights granted hereunder shall not be transferred by the Optionee, and may not be assigned, pledged, or hypothecated in any way and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer the option, or to assign, pledge, hypothecate or otherwise dispose of such Option or of any rights granted hereunder, contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such option or such rights, such option and such rights shall immediately become null and void.

     6.   Adjustments of and Change in Stock.   No adjustment shall be made to
          ----------------------------------
the number of shares of Common Stock for which Options are granted by the Plan or the exercise price thereof as a result of any change in the number of issued and outstanding shares of Common Stock; except that the number of shares of Common Stock covered by outstanding Options, as well as the exercise price, shall be adjusted proportionately for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock split, the payment of a stock dividend with respect to the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. In addition, in the event of a dissolution or liquidation of the Corporation, a merger of the Corporation, sale of all or substantially all of the assets of the Corporation, the Corporation shall take such action as may be necessary to enable the Optionee to receive, in lieu of shares of Common Stock, securities or other assets that were issued or payable upon such event in receipt of or in exchange for such shares of Common Stock.

     7.   Rights of Stockholder.   Neither the Optionee, his or her legal
          ---------------------
representative, nor other persons entitled to exercise the option shall be or have any rights of a stockholder in the Company in respect of the shares issuable upon exercise of the option granted hereunder, unless and until certificates representing such shares shall have been delivered pursuant to the terms hereof.

     8.   Rights of Employees.   Nothing contained in this Agreement shall
          -------------------
confer upon Optionee any right to continued employment by the Company or limit, in any way, the right of the Company or any subsidiary or parent of the Company to terminate an Optionee's employment at any time.

     9.   Stock Reserved. The Company shall at all times during the term of this
          --------------
Agreement reserve and keep available such number of shares of its Common Stock as will be sufficient to satisfy the terms of this Agreement.

    10.   Binding Effect. This Agreement shall be binding upon and inure to the
          --------------
benefit of any successor or successors of the Company.

    11.   Incorporation of Plan by Reference.   The Option is granted pursuant
          ----------------------------------
to the terms of the Plan, the temps of which are incorporated herein by reference, and the Option shall, in all respects, be interpreted in accordance with the Plan. The Company shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to an issue arising hereunder or thereunder.

    12.  Governing Law.  The validity, construction, interpretation, and effect
         -------------
of tiffs document shall be exclusively governed by and determined in accordance with the laws of the State of Colorado, except to the extent preempted by federal law which shall to the extent govern.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.

ATTEST:                                 WESTERN GAS RESOURCES, INC.

__________________________________      By:____________________________________
                   Secretary                                       President


WITNESS:

__________________________________      _______________________________________
Name Printed:                           Optionee

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.

                          WESTERN GAS RESOURCES, INC.
                       1999 STOCK OPTION PLAN AGREEMENT
                         (Five Year Vesting Schedule)



  THIS AGREEMENT, made effective the ______ day of _______,1999, by and between Western Gas Resources, Inc. (hereinafter called the Company"), a Delaware corporation, and ____________, an employee of the Company (hereinafter called the "Optionee"),

                                   RECITALS:

A. The Optionee is eligible as an employee of the Company to participate in the Western Gas Resources, Inc. 1999 Stock Option Plan (the "Plan").

B. The Board of Directors of the Company considers it desirable and in the Company's best interests that the Optionee be given an opportunity to purchase shares of its Common Stock in furtherance of the Plan to provide incentive for the Optionee to remain in the employ of the Company and to promote the success of the Company.

     NOW, THEREFORE, in consideration of the premises, it is agreed as follows:

     1.   Grant of Option. The Company hereby grants to the Optionee the right,
          -----------------
privilege and option to purchase ________ shares of Common Stock of the Company,
at a purchase price of ____________   Dollars and cents ($     ) per share in
the manner and subject to the conditions hereafter provided. Said purchase price is not less than the fair market value of the shares of Common Stock of the Company at the time this option was granted.

     2.   Period of Exercise of Option. This Option may be exercised in whole or
          -----------------------------
in part, or in installments, from time to time, with respect to the shares covered hereby, in the amounts and at the times specified below. The Option or any portion thereof, once it becomes exercisable as specified below, shall remain exercisable until it shall expire in accordance with the provisions of this Agreement.

     (a) Notwithstanding anything to the contrary, no Option or portion thereof grained under this Agreement may be exercised after the earlier of (i) five years after the date the Optionee has the right to exercise such Option or portion thereof, in accordance with paragraph 2(b), below; or (ii) ten years after the date the Option is granted.

     (b) Options granted under this Agreement may be exercised following the date each such Option or portion thereof becomes vested, pursuant to the following vesting schedule:

          (1) Commencing one year from the date of the grant, the Optionee shall have the right to exercise twenty percent (20%) of the Option and to purchase twenty percent (20%) of the Common Stock subject to the Option.

          (2) Commencing two years from the date of the grant, the Optionee shall have the right to exercise an additional twenty percent (20%) of the Option and to purchase an additional twenty percent (20%) of the Common Stock subject to the Option.

          (3) Commencing three years from the date of the giant, the Optionee shall have the right to exercise an additional twenty percent (20%) of the Option and to purchase an additional twenty percent (20%) of the Common Stock subject to the Option.

          (4) Commencing four years from the date of the grant, the Optionee shall have the right to exercise an additional twenty percent (20%) of the Option and to purchase an additional twenty percent (20%) of the Common Stock subject to the Option.

          (5) Commencing five years from the date of the grant, the Optionee shall have the right to exercise an additional twenty percent (20%) of the Option and to purchase an additional twenty percent (20%) of the Common Stock subject to the Option.


          The Optionee's right to purchase Shares subject to the Option shall be cumulative, so that five (5) years from the date of the grant, the Optionee shall be entitled to exercise one hundred percent (100%) of the Option, and to purchase all of the Common Stock subject to the Option, subject to all of the provisions of this Agreement.

     (c) Except as provided in Sections 2(d) and 2(e), an Optionee may exercise an Option only if, at the time such Option is exercised, such Optionee is an employee of, and has continuously since the grant of the Option, been an employee of the Corporation.

     (d)  If an Optionee's employment is terminated for any reason other than
     (i) his or her death or disability; or (ii) his or her discharge for dishonesty or commission of a crime, the Optionee may, within sixty (60) days thereafter, and subject to provisions of Sections 2(a), (b) and (c), exercise the Option to the extent that the Option was exercisable as of the date of termination of his or her employment. All unexercised Options, or portions thereof, shall terminate, be forfeited, and shall lapse upon expiration of said sixty (60) day period, or immediately if the employment of the Optionee is terminated by the Corporation for any of the reasons set forth in (ii), above.

     (e) If an Optionee dies or becomes disabled while he is an employee of the Corporation, or ceases to be employed as a result of disability, all of the Options granted to such employee shall become one hundred percent (100 %) exercisable, without regard to the provisions of Section 2(b), above. In such event, the Options may be exercised by the disabled employee, or the person or persons to whom his or her rights under the Option shall pass by will, or by the applicable laws of descent and distribution; provided, however, that no such Option may be exercised after 180 days from such employee's date of death, or termination of employment as a result of disability, whichever is applicable. Upon expiration of said period, all unexercised Options, or portions thereof, shall terminate, be forfeited, and shall lapse.

     3.   Method of Exercise.
          -------------------

     (a) To exercise an Option, the Optionee, or his or her successors, shall give written notice to the Corporation's Treasurer at the Corporation's principal office accompanied by full payment of the Common Stock being purchased and a written statement that the shares are purchased for investment and not with a view to distribution. However, this statement shall not be requited in the event the Common Stock subject to the Option is registered with the Securities and Exchange Commission. If the Option is exercised by the successor of the optionee, following his or her death, proof shall be submitted, satisfactory to the Board, of the right of the successor to exercise the Option.

     (b) Common Stock issued pursuant to this Plan which has not been registered with the Securities and Exchange Commission shall bear the following legend:


          "The securities represented by this Stock Certificate have not been registered under the Securities act of 1933 (the "Act") or applicable state securities laws (the "State Acts'), and shall not be sold, pledged, hypothecated, donated or otherwise transferred (whether or not for consideration) by the holder, except upon the issuance to the Corporation of a favorable opinion of its counsel and submission to the Corporation of such other evidence as may be satisfactory to the Corporation to the effect that any such transfer shall not be in violation of the Act and the State Acts."


     (c) The Corporation shall not be required to transfer and deliver any stock certificate or certificates for shares purchased upon exercise of said Options until after compliance with, all then applicable requirements of law. In no event shall the Corporation be required to issue fractional shares to the Optionee.

     (d) If the Corporation shall be advised by counsel that shares of stock deliverable upon exercise of an Option are required to be registered under the Securities Act of 1933, or that the consent of any other authority is required for the issuance of same, the Corporation may effect registration or obtain consent, and delivery of shares by the Corporation may be deferred until registration is effected or consent obtained.

     4.   Treatment as Incentive Stock Options.  It is intended that the Options
          --------------------------------------
granted hereunder constitute "incentive stock options" within the meaning of '422 of the Internal Revenue Code of 1986, as amended, provided, however, that to the extent that the aggregate fair market value of the stock with respect to which Options are exercisable for the first time by Optionee during any calendar year under all of the Company's plans exceeds $100,000, such Options shall be treated as options which are not incentive stock options.

     5.   Limitation Upon Transfer.  Except as otherwise provided herein, the
          -------------------------
option and all rights granted hereunder shall not be transferred by the Optionee, and may not be assigned, pledged, or hypothecated in any way and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer the option, or to assign, pledge, hypothecate or otherwise dispose of such Option or of any rights granted hereunder, contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such option or such rights, such option and such rights shall immediately become null and void.

     6.   Adjustments of and Change in Stock.   No adjustment shall be made to
          -----------------------------------
the number of shares of Common Stock for which Options are granted by the Plan or the exercise price thereof as a result of any change in the number of issued and outstanding shares of Common Stock; except that the number of shares of Common Stock covered by outstanding Options, as well as the exercise price, shall be adjusted proportionately for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock split, the payment of a stock dividend with respect to the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. In addition, in the event of a dissolution or liquidation of the Corporation, a merger of the Corporation, sale of all or substantially all of the assets of the Corporation, the Corporation shall take such action as may be necessary to enable the Optionee to receive, in lieu of shares of Common Stock, securities or other assets that were issued or payable upon such event in receipt of or in exchange for such shares of Common Stock.

     7.   Rights of Stockholder.  Neither the Optionee, his or her legal
          ----------------------
representative, nor other persons entitled to exercise the option shall be or have any rights of a stockholder in the Company in respect of the shares issuable upon exercise of the option granted hereunder, unless and until certificates representing such shares shall have been delivered pursuant to the terms hereof.

     8.   Rights of Employees.   Nothing contained in this Agreement shall
          --------------------
confer upon Optionee any right to continued employment by the Company or limit, in any way, the right of the Company or any subsidiary or parent of the Company to terminate an Optionee's employment at any time.

     9.    Stock Reserved.  The Company shall at all times during the term of
           ---------------
this Agreement reserve and keep available such number of shares of its Common Stock as will be sufficient to satisfy the terms of this Agreement.

     10.  Binding Effect.  This Agreement shall be binding upon and inure to the
          ---------------
benefit of any successor or successors of the Company.

     11.  Incorporation of  Plan by Reference.   The Option is granted pursuant
          ------------------------------------
to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall, in all respects, be interpreted in accordance with the Plan. The Company shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to an issue arising hereunder or thereunder.

     12.  Governing Law.   The validity, construction, interpretation, and
          --------------
effect of this document shall be exclusively governed by and determined in accordance with the laws of the State of Colorado, except to the extent preempted by federal law which shall to the extent govern.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.

ATTEST:                            WESTERN GAS RESOURCES, INC.
_____________________________      By: ______________________________________
                    Secretary                                    President

WITNESS:
_____________________________      __________________________________________
Name Printed:                      Optionee